Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

First Quarter 2022

Reference is made to Prudential Financial, Inc.'s (PFI) filings with the Securities and Exchange Commission for general information, and consolidated financial information. All financial information in this document is unaudited.

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Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2022

FINANCIAL METRICS SUMMARY
(in millions, except per share and return on equity data)

	2021				2022	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2021	2022	% change

Earnings
Adjusted operating income (loss) before income taxes:
PGIM	651	315	327	350	188	651	188	-71%
U.S. Businesses	843	1,047	1,090	895	943	843	943	12%
International Businesses	871	803	887	829	801	871	801	-8%
Corporate and Other	(322)	(336)	(460)	(489)	(366)	(322)	(366)	-14%
Total adjusted operating income before income taxes	2,043	1,829	1,844	1,585	1,566	2,043	1,566	-23%
Income taxes, applicable to adjusted operating income	425	389	357	358	348	425	348	-18%
After-tax adjusted operating income	1,618	1,440	1,487	1,227	1,218	1,618	1,218	-25%
Income (loss) attributable to Prudential Financial, Inc.	2,828	2,158	1,530	1,208	(31)	2,828	(31)	-101%
Return on Equity
Operating Return on Average Equity (based on adjusted operating income) (1)	16.5%	14.2%	14.5%	11.8%	11.8%	16.5%	11.8%
Return on Average Equity (based on net income (loss))	18.0%	14.3%	9.8%	7.8%	-0.2%	18.0%	-0.2%
Distributions to Shareholders
Dividends paid	467	460	451	443	462	467	462	-1%
Share repurchases	375	875	875	375	375	375	375	—%
Total capital returned	842	1,335	1,326	818	837	842	837	-1%
Per Share Data
Net income (loss) (diluted) (2)	6.98	5.40	3.90	3.13	(0.10)	6.98	(0.10)	-101%
Adjusted Operating Income (diluted)	3.99	3.60	3.78	3.18	3.17	3.99	3.17	-21%
Shareholder dividends	1.15	1.15	1.15	1.15	1.20	1.15	1.20	4%
Book value	145.05	160.31	160.29	161.26	115.28
Book value excluding AOCI and FX (3)	100.49	104.39	106.85	108.72	107.16
Shares Outstanding
Weighted average number of common shares (basic)	396.3	391.1	383.8	377.7	376.1	396.3	376.1	-5%
Weighted average number of common shares (diluted)	398.8	394.1	386.8	380.9	379.1	398.8	379.1	-5%
End of period common shares (basic)	394.3	386.8	378.9	376.3	375.7
End of period common shares (diluted)	400.1	393.3	386.1	383.7	381.5

__________
(1) Operating Return on Average Equity (based on adjusted operating income) is a non-GAAP measure and represents adjusted operating income after-tax, annualized for interim periods, divided by average Prudential Financial, Inc. equity excluding accumulated other comprehensive income and adjusted to remove amounts included for foreign currency exchange rate remeasurement as described on page 3.
(2) For the three months ended March 31, 2022, weighted average shares for basic earnings per share is used for calculating diluted earnings per share because dilutive shares and dilutive earnings per share are not applicable when a net loss is reported. As a result of the net loss attributable to Prudential Financial available to holders of Common Stock for the three months ended March 31, 2022, all potential stock options and compensation programs were considered antidilutive.
(3) AOCI represents accumulated other comprehensive income and FX represents the remeasurement of foreign currency. See page 3 for further details.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2022

FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2021				2022	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2021	2022

Earnings per share of Common Stock (diluted):
After-tax adjusted operating income	3.99	3.60	3.78	3.18	3.17	3.99	3.17
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	2.65	0.91	0.25	0.30	(3.59)	2.65	(3.59)
Market experience updates	0.76	0.57	(0.51)	1.10	(0.02)	0.76	(0.02)
Divested and Run-off Businesses:
Closed Block division	0.09	0.08	0.07	0.13	0.06	0.09	0.06
Other Divested and Run-off Businesses	0.11	0.86	0.12	0.75	(0.79)	0.11	(0.79)
Difference in earnings allocated to participating unvested share-based payment awards	(0.05)	(0.03)	—	—	0.03	(0.05)	0.03
Other adjustments (1)	(0.03)	(0.03)	(0.02)	(2.83)	(0.04)	(0.03)	(0.04)
Total reconciling items, before income taxes	3.53	2.36	(0.09)	(0.55)	(4.35)	3.53	(4.35)
Income taxes, not applicable to adjusted operating income	0.54	0.56	(0.21)	(0.50)	(1.08)	0.54	(1.08)
Total reconciling items, after income taxes	2.99	1.80	0.12	(0.05)	(3.27)	2.99	(3.27)
Net income (loss) attributable to Prudential Financial, Inc.	6.98	5.40	3.90	3.13	(0.10)	6.98	(0.10)
Weighted average number of outstanding common shares (basic)	396.3	391.1	383.8	377.7	376.1	396.3	376.1
Weighted average number of outstanding common shares (diluted)	398.8	394.1	386.8	380.9	379.1	398.8	379.1
For earnings per share of Common Stock calculation:
Net income (loss) attributable to Prudential Financial, Inc.	2,828	2,158	1,530	1,208	(31)	2,828	(31)
Less: Earnings allocated to participating unvested share-based payment awards	44	31	23	17	7	44	7
Net income (loss) attributable to Prudential Financial, Inc. for earnings per share of Common Stock calculation	2,784	2,127	1,507	1,191	(38)	2,784	(38)
After-tax adjusted operating income	1,618	1,440	1,487	1,227	1,218	1,618	1,218
Less: Earnings allocated to participating unvested share-based payment awards	26	20	23	17	17	26	17
After-tax adjusted operating income for earnings per share of Common Stock calculation	1,592	1,420	1,464	1,210	1,201	1,592	1,201

___________

(1) Represents adjustments not included in the above reconciling items, including a goodwill impairment that resulted in a charge in fourth quarter of 2021 related to Assurance IQ. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of the associated contingent consideration.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2022

OTHER FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2021				2022
	1Q	2Q	3Q	4Q	1Q

Capitalization Data (1):
Senior Debt:
Short-term Debt	867	909	909	722	544
Long-term Debt	12,117	12,055	11,070	11,003	11,082
Junior Subordinated Long-term Debt	7,613	7,615	7,617	7,619	8,607
Prudential Financial, Inc. Equity:
Including accumulated other comprehensive income	58,036	63,048	61,887	61,876	43,978
Excluding accumulated other comprehensive income (2)	38,817	39,771	40,051	40,552	39,773
Amount included above for remeasurement of foreign currency (3)	(1,388)	(1,287)	(1,205)	(1,164)	(1,107)
Excluding accumulated other comprehensive income and adjusted to remove amount
included for remeasurement of foreign currency (3)	40,205	41,058	41,256	41,716	40,880
Book Value per Share of Common Stock:
Including accumulated other comprehensive income	145.05	160.31	160.29	161.26	115.28
Excluding accumulated other comprehensive income (2)	97.02	101.12	103.73	105.69	104.25
Amount included above for remeasurement of foreign currency (3)	(3.47)	(3.27)	(3.12)	(3.03)	(2.91)
Excluding accumulated other comprehensive income and adjusted to remove amount
included for remeasurement of foreign currency (3)	100.49	104.39	106.85	108.72	107.16
End of period number of common shares (diluted)	400.1	393.3	386.1	383.7	381.5
Common Stock Price Range (based on closing price):
High	93.87	108.51	108.01	114.00	121.38
Low	76.40	92.71	95.71	100.05	102.05
Close	91.10	102.47	105.20	108.24	118.17
Common Stock market capitalization (1)	35,921	39,635	39,860	40,731	44,396

__________

(1) As of end of period.
(2) Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.
(3) Includes the cumulative impact of net gains and losses resulting from foreign currency exchange rate remeasurement and associated realized investment gains and losses included in net income (loss) and currency translation adjustments corresponding to realized investment gains and losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2022

OPERATIONS HIGHLIGHTS

	2021				2022
	1Q	2Q	3Q	4Q	1Q

Assets Under Management and Administration (in billions) (1)(2):
PGIM:
Institutional customers	591.8	618.6	625.3	629.4	593.7
Retail customers	381.0	401.2	395.4	401.4	364.7
General account	478.5	491.6	493.2	493.0	456.2
Total PGIM	1,451.3	1,511.4	1,513.9	1,523.8	1,414.6
U.S. Businesses	159.7	162.6	160.0	163.1	151.9
International Businesses	14.5	13.2	12.1	12.8	13.8
Corporate and Other	37.9	42.8	40.6	42.6	39.8
Total assets under management	1,663.4	1,730.0	1,726.6	1,742.3	1,620.1
Assets under administration	360.7	372.2	372.4	382.5	370.7
Total assets under management and administration	2,024.1	2,102.2	2,099.0	2,124.8	1,990.8
Distribution Representatives (1):
Prudential Advisors	3,019	3,005	2,979	2,846	2,835
International Life Planners	6,160	6,071	6,138	6,024	6,056
Gibraltar Life Consultants	7,144	7,088	7,094	7,100	7,022
Prudential Advisor Productivity (in thousands)	71	80	83	106	76

__________
(1) As of end of period.
(2) At fair market value.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2022

COMBINED STATEMENTS OF OPERATIONS
(in millions)

	2021				2022	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2021	2022	% change

Revenues (1):
Premiums	6,887	6,086	12,651	6,723	7,300	6,887	7,300	6%
Policy charges and fee income	1,492	1,393	1,589	1,512	1,454	1,492	1,454	-3%
Net investment income	3,387	3,490	3,666	3,617	3,413	3,387	3,413	1%
Asset management fees, commissions and other income	1,990	1,649	1,757	1,892	1,490	1,990	1,490	-25%
Total revenues	13,756	12,618	19,663	13,744	13,657	13,756	13,657	-1%
Benefits and expenses (1):
Insurance and annuity benefits	7,530	6,692	13,520	7,626	8,035	7,530	8,035	7%
Interest credited to policyholders' account balances	684	667	665	667	655	684	655	-4%
Interest expense	375	370	367	362	364	375	364	-3%
Deferral of acquisition costs	(691)	(608)	(646)	(599)	(581)	(691)	(581)	16%
Amortization of acquisition costs	542	503	525	510	535	542	535	-1%
General and administrative expenses	3,273	3,165	3,388	3,593	3,083	3,273	3,083	-6%
Total benefits and expenses	11,713	10,789	17,819	12,159	12,091	11,713	12,091	3%
Adjusted operating income before income taxes	2,043	1,829	1,844	1,585	1,566	2,043	1,566	-23%
Income taxes, applicable to adjusted operating income	425	389	357	358	348	425	348	-18%
After-tax adjusted operating income	1,618	1,440	1,487	1,227	1,218	1,618	1,218	-25%
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	1,055	358	98	116	(1,360)	1,055	(1,360)	-229%
Market experience updates	304	225	(199)	420	(6)	304	(6)	-102%
Divested and Run-off Businesses:
Closed Block division	34	31	27	48	23	34	23	-32%
Other Divested and Run-off Businesses	45	339	48	284	(299)	45	(299)	-764%
Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(54)	4	(3)	12	(22)	(54)	(22)	59%
Other adjustments (2)	(13)	(13)	(9)	(1,077)	(17)	(13)	(17)	-31%
Total reconciling items, before income taxes	1,371	944	(38)	(197)	(1,681)	1,371	(1,681)	-223%
Income taxes, not applicable to adjusted operating income	211	220	(98)	(188)	(417)	211	(417)	-298%
Total reconciling items, after income taxes	1,160	724	60	(9)	(1,264)	1,160	(1,264)	-209%
Income (loss) before income taxes and equity in earnings of operating joint ventures	3,414	2,773	1,806	1,388	(115)	3,414	(115)	-103%
Income tax expense (benefit)	636	609	259	170	(69)	636	(69)	-111%
Income (loss) before equity in earnings of operating joint ventures	2,778	2,164	1,547	1,218	(46)	2,778	(46)	-102%
Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	50	(6)	(17)	(10)	15	50	15	-70%
Income (loss) attributable to Prudential Financial, Inc.	2,828	2,158	1,530	1,208	(31)	2,828	(31)	-101%
Earnings attributable to noncontrolling interests	(24)	25	35	34	(13)	(24)	(13)	46%
Net income (loss)	2,804	2,183	1,565	1,242	(44)	2,804	(44)	-102%
Less: Income (loss) attributable to noncontrolling interests	(24)	25	35	34	(13)	(24)	(13)	46%
Net income (loss) attributable to Prudential Financial, Inc.	2,828	2,158	1,530	1,208	(31)	2,828	(31)	-101%
__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, revenues of Divested and Run-off Businesses, and changes in the fair value of contingent consideration associated with the Assurance IQ acquisition, and include revenues representing equity in earnings of operating joint ventures other than those classified as Divested and Run-off Businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, benefits and expenses of Divested and Run-off Businesses, and certain components of the Assurance IQ acquisition which are recognized as compensation expense over the requisite service periods and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates. See pages 36 and 37 for reconciliation.
(2) Represents adjustments not included in the above reconciling items, including a goodwill impairment that resulted in a charge of $837 million after-tax, $1,060 million pre-tax, in fourth quarter of 2021 related to Assurance IQ. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of the associated contingent consideration.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2022

CONSOLIDATED BALANCE SHEETS
(in millions)

	03/31/2021	06/30/2021	09/30/2021	12/31/2021	03/31/2022

Assets:
Investments:
Fixed maturities, available-for-sale, at fair value
(net of allowance for credit losses $131; $80; $92; $114; $192) (amortized cost $341,122; $338,942; $332,957; $333,459; $332,640)	378,596	382,981	373,252	372,410	344,957
Fixed maturities, held-to-maturity, at amortized cost, net of allowance for credit losses
(net of allowance for credit losses $7; $7; $6; $5; $4) (fair value $2,125; $1,987; $1,956; $1,803; $1,679)	1,801	1,662	1,644	1,514	1,432
Fixed maturities, trading, at fair value
(amortized cost $6,602; $6,690; $9,583; $8,741; $8,262)	6,202	6,567	9,548	8,823	7,724
Assets supporting experience-rated contractholder liabilities, at fair value	24,027	24,596	3,424	3,358	3,184
Equity securities, at fair value
(cost $5,973; $5,413; $5,100; $5,815; $4,872)	8,492	8,018	7,727	8,574	7,397
Commercial mortgage and other loans
(net of allowance for credit losses $224; $172; $117; $119; $121)	64,554	64,359	57,786	58,666	59,304
Policy loans	10,990	10,652	10,471	10,386	10,207
Other invested assets
(net of allowance for credit losses $2; $2; $2; $2; $2)	18,863	20,384	20,205	21,833	21,540
Short-term investments
(net of allowance for credit losses $2; $0; $0; $0; $0)	5,304	6,325	4,733	6,635	4,592
Total investments	518,829	525,544	488,790	492,199	460,337
Cash and cash equivalents	16,099	15,145	15,605	12,888	14,086
Accrued investment income	3,063	3,037	2,808	2,855	2,838
Deferred policy acquisition costs	19,273	19,029	18,067	18,192	18,479
Value of business acquired	1,006	1,057	815	771	714
Other assets
(net of allowance for credit losses $13; $15; $16; $19; $20) (1)	22,567	21,957	164,645	164,532	151,991
Separate account assets	326,443	340,692	241,852	246,145	229,621
Total assets	907,280	926,461	932,582	937,582	878,066
Liabilities:
Future policy benefits	290,536	289,233	291,721	290,784	284,380
Policyholders' account balances	160,227	159,548	122,337	122,633	122,465
Securities sold under agreements to repurchase	9,384	9,557	9,899	10,185	9,085
Cash collateral for loaned securities	4,673	4,431	4,382	4,251	4,771
Income taxes	9,336	10,196	10,540	9,513	4,501
Senior short-term debt	867	909	909	722	544
Senior long-term debt	12,117	12,055	11,070	11,003	11,082
Junior subordinated long-term debt	7,613	7,615	7,617	7,619	8,607
Other liabilities
(net of allowance for credit losses $20; $20; $21; $21; $19) (1)	27,023	28,257	169,414	171,845	158,072
Notes issued by consolidated variable interest entities	285	284	282	274	260
Separate account liabilities	326,443	340,692	241,852	246,145	229,621
Total liabilities	848,504	862,777	870,023	874,974	833,388
Equity:
Accumulated other comprehensive income	19,219	23,277	21,836	21,324	4,205
Other equity	38,817	39,771	40,051	40,552	39,773
Total Prudential Financial, Inc. equity	58,036	63,048	61,887	61,876	43,978
Noncontrolling interests	740	636	672	732	700
Total equity	58,776	63,684	62,559	62,608	44,678
Total liabilities and equity	907,280	926,461	932,582	937,582	878,066

__________

(1) September 30, 2021, December 31, 2021 and March 31, 2022 balances include the carrying amounts of Assets and Liabilities "held-for-sale" related to the pending dispositions of the Full Service Retirement Business and a portion of Individual Annuities’ Traditional Variable Annuity Block of Business.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2022

COMBINING BALANCE SHEETS
(in millions)
	As of March 31, 2022

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Businesses	International Businesses	Corporate and Other
Assets:
Total investments	460,337	55,264	405,073	3,576	179,670	191,762	30,065
Deferred policy acquisition costs	18,479	183	18,296	—	10,782	7,856	(342)
Other assets (1)	169,629	1,177	168,452	4,427	64,722	10,743	88,560
Separate account assets	229,621	—	229,621	41,485	192,097	—	(3,961)
Total assets	878,066	56,624	821,442	49,488	447,271	210,361	114,322
Liabilities:
Future policy benefits	284,380	45,191	239,189	—	103,723	126,185	9,281
Policyholders' account balances	122,465	4,697	117,768	—	61,005	48,359	8,404
Debt	20,233	—	20,233	1,523	8,671	216	9,823
Other liabilities (1)	176,689	8,174	168,515	2,916	59,581	13,633	92,385
Separate account liabilities	229,621	—	229,621	41,485	192,097	—	(3,961)
Total liabilities	833,388	58,062	775,326	45,924	425,077	188,393	115,932
Equity:
Accumulated other comprehensive income (loss)	4,205	(77)	4,282	(79)	802	5,122	(1,563)
Other equity	39,773	(1,373)	41,146	2,598	21,303	16,809	436
Total Prudential Financial, Inc. equity	43,978	(1,450)	45,428	2,519	22,105	21,931	(1,127)
Noncontrolling interests	700	12	688	1,045	89	37	(483)
Total equity	44,678	(1,438)	46,116	3,564	22,194	21,968	(1,610)
Total liabilities and equity	878,066	56,624	821,442	49,488	447,271	210,361	114,322

	As of December 31, 2021

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Businesses	International Businesses	Corporate and Other
Assets:
Total investments	492,199	58,800	433,399	4,808	191,928	204,475	32,188
Deferred policy acquisition costs	18,192	188	18,004	—	10,714	7,658	(368)
Other assets (1)	181,046	991	180,055	4,828	70,007	10,603	94,617
Separate account assets	246,145	—	246,145	43,930	205,951	—	(3,736)
Total assets	937,582	59,979	877,603	53,566	478,600	222,736	122,701
Liabilities:
Future policy benefits	290,784	45,596	245,188	—	108,439	127,661	9,088
Policyholders' account balances	122,633	4,737	117,896	—	59,987	49,503	8,406
Debt	19,344	—	19,344	1,698	8,513	166	8,967
Other liabilities (1)	196,068	11,086	184,982	4,192	65,038	16,125	99,627
Separate account liabilities	246,145	—	246,145	43,930	205,951	—	(3,736)
Total liabilities	874,974	61,419	813,555	49,820	447,928	193,455	122,352
Equity:
Accumulated other comprehensive income	21,324	(46)	21,370	(48)	9,218	12,182	18
Other equity	40,552	(1,406)	41,958	2,721	21,362	17,062	813
Total Prudential Financial, Inc. equity	61,876	(1,452)	63,328	2,673	30,580	29,244	831
Noncontrolling interests	732	12	720	1,073	92	37	(482)
Total equity	62,608	(1,440)	64,048	3,746	30,672	29,281	349
Total liabilities and equity	937,582	59,979	877,603	53,566	478,600	222,736	122,701

______________
(1) Balances include the carrying amounts of Assets and Liabilities "held-for-sale" related to the pending dispositions of the Full Service Retirement Business and a portion of Individual Annuities’ Traditional Variable Annuity Block of Business.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2022

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED
(in millions)

	As of March 31, 2022				As of December 31, 2021
	Senior Debt				Senior Debt
	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt

Borrowings by use of proceeds:
Capital Debt	—	4,978	8,607	13,585	98	4,975	7,619	12,692
Operating Debt	389	5,651	—	6,040	420	5,650	—	6,070
Limited recourse and non-recourse borrowing	155	453	—	608	204	378	—	582
Total Debt	544	11,082	8,607	20,233	722	11,003	7,619	19,344

	As of March 31, 2022				As of December 31, 2021
		The Prudential				The Prudential
	Prudential	Insurance Company	Other		Prudential	Insurance Company	Other
	Financial, Inc.	of America (1)(2)	Affiliates	Total Debt	Financial, Inc.	of America (1)(2)	Affiliates	Total Debt

Borrowings by sources:
Capital Debt	13,090	444	51	13,585	12,096	444	152	12,692
Operating Debt	5,603	437	—	6,040	5,602	468	—	6,070
Limited recourse and non-recourse borrowing	—	270	338	608	—	274	308	582
Total Debt	18,693	1,151	389	20,233	17,698	1,186	460	19,344

__________

(1) Includes Prudential Funding, LLC.
(2) Capital Debt at The Prudential Insurance Company of America includes $344 million of surplus notes as of March 31, 2022 and $344 million as of December 31, 2021.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2022

STATEMENTS OF OPERATIONS - PGIM
(in millions)

	2021				2022	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2021	2022	% change

Revenues (1):
Premiums	—	—	—	—	—	—	—	—
Policy charges and fee income	—	—	—	—	—	—	—	—
Net investment income	26	71	13	47	(4)	26	(4)	-115%
Asset management fees, commissions and other income	1,288	938	1,059	1,051	930	1,288	930	-28%
Total revenues	1,314	1,009	1,072	1,098	926	1,314	926	-30%
Benefits and expenses (1):
Insurance and annuity benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	—	—	—	—	—	—	—	—
Interest expense	7	6	6	6	6	7	6	-14%
Deferral of acquisition costs	(2)	(1)	(1)	(1)	(1)	(2)	(1)	50%
Amortization of acquisition costs	2	1	2	1	1	2	1	-50%
General and administrative expenses	656	688	738	742	732	656	732	12%
Total benefits and expenses	663	694	745	748	738	663	738	11%
Adjusted operating income before income taxes	651	315	327	350	188	651	188	-71%
Total revenues	1,314	1,009	1,072	1,098	926	1,314	926	-30%
Less: Passthrough distribution revenue	32	29	30	29	19	32	19	-41%
Less: Revenue associated with consolidations	(29)	35	46	19	15	(29)	15	152%
Total adjusted revenues (2)	1,311	945	996	1,050	892	1,311	892	-32%
Adjusted operating margin (2)(3)	49.7%	33.3%	32.8%	33.3%	21.1%	49.7%	21.1%

__________

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses include charges for income attributable to noncontrolling interests and exclude certain components of the consideration for acquisitions.
(2) Not calculated in accordance with GAAP. Adjusted revenue excludes passthrough distribution revenue and revenue associated with consolidations. Adjusted operating income before income taxes as a percentage of total adjusted revenues.
(3) Reported Operating Margin based on total revenues is 20.3%, 31.9%, 30.5%, 31.2%, and 49.5% for the three months ended March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021, and March 31, 2021, respectively. Adjusted Operating Margin excluding the gain on the sale of Pramerica SGR is 29.3% for the three months ended March 31, 2021.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2022

PGIM - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION

	2021				2022	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2021	2022	% change
Supplementary Revenue Information (in millions):
Analysis of revenues by type:
Asset management fees	795	803	847	857	809	795	809	2%
Other related revenues (1)	82	86	92	143	19	82	19	-77%
Service, distribution and other revenues	437	120	133	98	98	437	98	-78%
Total PGIM revenues	1,314	1,009	1,072	1,098	926	1,314	926	-30%
Analysis of asset management fees by source:
Institutional customers	348	349	366	376	363	348	363	4%
Retail customers	302	307	332	334	301	302	301	—%
General account	145	147	149	147	145	145	145	—%
Total asset management fees	795	803	847	857	809	795	809	2%

Supplementary Assets Under Management Information (at fair market value) (in billions):
	March 31, 2022
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers	56.2	439.9	65.4	25.8	6.4	593.7
Retail customers	129.9	158.1	1.9	0.8	74.0	364.7
General account	4.2	309.1	65.5	77.4	—	456.2
Total	190.3	907.1	132.8	104.0	80.4	1,414.6

	March 31, 2021
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers	58.7	450.6	51.1	25.1	6.3	591.8
Retail customers	135.8	173.6	1.8	0.6	69.2	381.0
General account	4.8	327.6	68.2	77.8	0.1	478.5
Total	199.3	951.8	121.1	103.5	75.6	1,451.3
__________
(1) Other related revenues, net of related expenses are $8 million, $87 million, $56 million, $62 million, and $57 million for the three months ended March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021, and March 31, 2021, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2022

PGIM - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION
(in billions)

	2021				2022	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2021	2022

Institutional Customers - Assets Under Management (at fair market value):
Assets gathered by Investment Management & Advisory Services sales force:
Beginning assets under management	550.2	528.6	555.6	562.4	568.0	550.2	568.0
Additions	21.2	23.0	14.0	20.2	16.8	21.2	16.8
Withdrawals	(20.1)	(17.4)	(13.3)	(16.7)	(16.5)	(20.1)	(16.5)
Change in market value	(19.4)	18.8	1.7	4.0	(34.2)	(19.4)	(34.2)
Net money market flows	(2.5)	0.8	(1.1)	(1.9)	4.4	(2.5)	4.4
Other	(0.8)	1.8	5.5	—	(1.6)	(0.8)	(1.6)
Ending assets under management	528.6	555.6	562.4	568.0	536.9	528.6	536.9
Affiliated institutional assets under management	63.2	63.0	62.9	61.4	56.8	63.2	56.8
Total assets managed for institutional customers at end of period	591.8	618.6	625.3	629.4	593.7	591.8	593.7
Net institutional additions, excluding money market activity	1.1	5.6	0.7	3.5	0.3	1.1	0.3
Retail Customers - Assets Under Management (at fair market value):
Assets gathered by Investment Management & Advisory Services sales force:
Beginning assets under management	252.5	250.8	266.0	262.8	265.8	252.5	265.8
Additions	29.7	19.2	16.9	23.7	20.2	29.7	20.2
Withdrawals	(25.3)	(19.5)	(17.3)	(27.3)	(24.8)	(25.3)	(24.8)
Change in market value	(6.1)	16.9	1.0	5.0	(22.5)	(6.1)	(22.5)
Net money market flows	0.1	0.2	0.3	0.1	0.6	0.1	0.6
Other	(0.1)	(1.6)	(4.1)	1.5	(0.6)	(0.1)	(0.6)
Ending assets under management	250.8	266.0	262.8	265.8	238.7	250.8	238.7
Affiliated retail assets under management	130.2	135.2	132.6	135.6	126.0	130.2	126.0
Total assets managed for retail customers at end of period	381.0	401.2	395.4	401.4	364.7	381.0	364.7
Net retail additions (withdrawals), excluding money market activity	4.4	(0.3)	(0.4)	(3.6)	(4.6)	4.4	(4.6)

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2022

COMBINED STATEMENTS OF OPERATIONS - U.S. BUSINESSES
(in millions)

	2021				2022	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2021	2022	% change

Revenues (1):
Premiums	2,484	2,545	8,639	3,054	3,074	2,484	3,074	24%
Policy charges and fee income	1,405	1,331	1,519	1,440	1,377	1,405	1,377	-2%
Net investment income	1,896	1,924	2,110	2,006	1,998	1,896	1,998	5%
Asset management fees, commissions and other income	815	845	880	991	809	815	809	-1%
Total revenues	6,600	6,645	13,148	7,491	7,258	6,600	7,258	10%
Benefits and expenses (1):
Insurance and annuity benefits	3,697	3,550	9,946	4,349	4,278	3,697	4,278	16%
Interest credited to policyholders' account balances	442	433	436	438	430	442	430	-3%
Interest expense	198	199	200	201	202	198	202	2%
Deferral of acquisition costs	(341)	(304)	(294)	(301)	(258)	(341)	(258)	24%
Amortization of acquisition costs	235	252	247	247	241	235	241	3%
General and administrative expenses	1,526	1,468	1,523	1,662	1,422	1,526	1,422	-7%
Total benefits and expenses	5,757	5,598	12,058	6,596	6,315	5,757	6,315	10%
Adjusted operating income before income taxes	843	1,047	1,090	895	943	843	943	12%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, and changes in the fair value of contingent consideration associated with the Assurance IQ acquisition. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, goodwill impairment and certain components of the Assurance IQ acquisition which are recognized as compensation expense over the requisite service periods and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2022

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT
(in millions)

	2021				2022	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2021	2022	% change

Revenues (1):
Premiums	1,021	1,094	7,178	1,502	1,554	1,021	1,554	52%
Policy charges and fee income	9	9	9	9	8	9	8	-11%
Net investment income	925	952	1,054	990	968	925	968	5%
Asset management fees, commissions and other income	147	115	145	139	113	147	113	-23%
Total revenues	2,102	2,170	8,386	2,640	2,643	2,102	2,643	26%
Benefits and expenses (1):
Insurance and annuity benefits	1,343	1,570	7,662	1,950	1,935	1,343	1,935	44%
Interest credited to policyholders' account balances	90	89	85	84	81	90	81	-10%
Interest expense	3	4	4	3	4	3	4	33%
Deferral of acquisition costs	(5)	(2)	(8)	(3)	(2)	(5)	(2)	60%
Amortization of acquisition costs	4	4	9	5	5	4	5	25%
General and administrative expenses	53	55	63	58	52	53	52	-2%
Total benefits and expenses	1,488	1,720	7,815	2,097	2,075	1,488	2,075	39%
Adjusted operating income before income taxes	614	450	571	543	568	614	568	-7%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2022

U.S. BUSINESSES - RETIREMENT SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2021				2022	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2021	2022

Beginning total account value	243,387	247,496	243,843	246,068	245,720	243,387	245,720
Additions	9,760	661	8,045	3,501	2,278	9,760	2,278
Withdrawals and benefits	(5,642)	(5,744)	(4,546)	(4,893)	(4,899)	(5,642)	(4,899)
Change in market value, interest credited and interest income	(653)	1,346	618	570	(1,570)	(653)	(1,570)
Other (1)	644	84	(1,892)	474	(2,427)	644	(2,427)
Ending total account value	247,496	243,843	246,068	245,720	239,102	247,496	239,102
Net additions (withdrawals)	4,118	(5,083)	3,499	(1,392)	(2,621)	4,118	(2,621)
Amounts included in ending total account value above:
Investment-only stable value wraps	74,179	72,857	71,962	70,207	68,582
International reinsurance (2)(3)	81,803	81,402	79,993	82,406	81,816
Group annuities and other products (3)	91,514	89,584	94,113	93,107	88,704
Ending total account value	247,496	243,843	246,068	245,720	239,102

__________

(1) Other activity includes the effect of foreign exchange rate changes associated with our United Kingdom international reinsurance business; net presentation of receipts and payments related to funding agreements backed commercial paper which typically have maturities of less than 90 days, and changes in asset balances for externally-managed accounts.
(2) Represents notional amounts based on present value of future benefits under international reinsurance contracts.
(3) The amounts for first, second, and third quarters of 2021 have been reclassified to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2022

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - GROUP INSURANCE
(in millions)

	2021				2022	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2021	2022	% change

Revenues (1):
Premiums	1,209	1,201	1,217	1,259	1,219	1,209	1,219	1%
Policy charges and fee income	194	158	169	174	181	194	181	-7%
Net investment income	132	133	142	131	124	132	124	-6%
Asset management fees, commissions and other income	21	26	25	26	20	21	20	-5%
Total revenues	1,556	1,518	1,553	1,590	1,544	1,556	1,544	-1%
Benefits and expenses (1):
Insurance and annuity benefits	1,388	1,207	1,394	1,493	1,351	1,388	1,351	-3%
Interest credited to policyholders' account balances	47	43	41	40	36	47	36	-23%
Interest expense	1	1	—	1	1	1	1	—%
Deferral of acquisition costs	—	—	—	(3)	(2)	—	(2)	—%
Amortization of acquisition costs	1	2	1	1	1	1	1	—%
General and administrative expenses	251	248	252	263	268	251	268	7%
Total benefits and expenses	1,688	1,501	1,688	1,795	1,655	1,688	1,655	-2%
Adjusted operating income (loss) before income taxes	(132)	17	(135)	(205)	(111)	(132)	(111)	16%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2022

U.S. BUSINESSES - GROUP INSURANCE SUPPLEMENTARY INFORMATION
(dollar amounts in millions, or as otherwise noted)

	2021				2022	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2021	2022

Annualized New Business Premiums:
Group life	175	16	51	23	180	175	180
Group disability	120	35	17	49	130	120	130
Total	295	51	68	72	310	295	310
Future Policy Benefits (1):
Group life	2,586	2,482	2,574	2,756	2,606
Group disability	2,862	2,906	2,954	3,030	3,066
Total	5,448	5,388	5,528	5,786	5,672
Policyholders' Account Balances (1):
Group life	6,899	6,624	6,380	6,175	5,992
Group disability	148	131	131	131	137
Total	7,047	6,755	6,511	6,306	6,129
Separate Account Liabilities (1):
Group life	26,739	27,185	27,345	27,097	25,938
Group Life Insurance:
Gross premiums, policy charges and fee income (2)	1,036	1,068	1,004	1,053	1,059	1,036	1,059
Earned premiums	923	904	915	928	916	923	916
Earned policy charges and fee income	173	138	148	151	158	173	158
Benefits ratio (3)	104.2%	91.1%	105.2%	109.8%	103.6%	104.2%	103.6%
Administrative operating expense ratio	10.8%	11.0%	11.7%	11.5%	10.7%	10.8%	10.7%
Persistency ratio	96.7%	96.6%	96.5%	96.4%	96.3%
Group Disability Insurance:
Gross premiums, policy charges and fee income (2)	314	317	322	355	340	314	340
Earned premiums	286	297	302	331	303	286	303
Earned policy charges and fee income	21	20	21	23	23	21	23
Benefits ratio (3)	80.5%	80.9%	85.9%	87.3%	73.4%	80.5%	73.4%
Administrative operating expense ratio	32.2%	32.7%	32.3%	31.4%	31.1%	32.2%	31.1%
Persistency ratio	94.0%	94.0%	93.5%	93.4%	92.8%
Total Group Insurance:
Benefits ratio (3)	99.0%	88.8%	100.7%	104.3%	96.5%	99.0%	96.5%
Administrative operating expense ratio	15.8%	16.1%	16.8%	16.5%	15.6%	15.8%	15.6%
Net face amount of policies in force (in billions) (4)	1,931	1,960	1,976	2,004	2,021

__________
(1) As of end of period.
(2) Before returns of premiums to participating policyholders for favorable claims experience.
(3) Benefits ratios excluding the impact of the annual assumption updates and other refinements in the second quarter. Benefits ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 91.1%, 80.9% and 88.7% for the three months ended June 30, 2021, respectively.
(4) At end of period; net of reinsurance.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2022

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - INDIVIDUAL ANNUITIES
(in millions)

	2021				2022	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2021	2022	% change

Revenues (1):
Premiums	30	26	24	20	38	30	38	27%
Policy charges and fee income	643	657	663	655	607	643	607	-6%
Net investment income	224	223	247	231	262	224	262	17%
Asset management fees, commissions and other income	302	322	326	321	300	302	300	-1%
Total revenues	1,199	1,228	1,260	1,227	1,207	1,199	1,207	1%
Benefits and expenses (1):
Insurance and annuity benefits	81	66	73	61	96	81	96	19%
Interest credited to policyholders' account balances	88	90	92	89	86	88	86	-2%
Interest expense	4	5	5	4	4	4	4	—%
Deferral of acquisition costs	(101)	(99)	(87)	(84)	(79)	(101)	(79)	22%
Amortization of acquisition costs	131	154	137	137	129	131	129	-2%
General and administrative expenses	552	540	541	534	499	552	499	-10%
Total benefits and expenses	755	756	761	741	735	755	735	-3%
Adjusted operating income before income taxes	444	472	499	486	472	444	472	6%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2022

U.S. BUSINESSES - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2021				2022	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2021	2022

Variable Annuities:
Beginning total account value	170,546	170,630	176,554	172,813	176,439	170,546	176,439
Sales: Highest Daily Suite (1)	24	8	3	3	1	24	1
Other variable annuities (2)	1,726	1,627	1,460	1,503	1,518	1,726	1,518
Total sales	1,750	1,635	1,463	1,506	1,519	1,750	1,519
Full surrenders and death benefits	(2,454)	(2,658)	(2,545)	(2,625)	(2,156)	(2,454)	(2,156)
Sales, net of full surrenders and death benefits	(704)	(1,023)	(1,082)	(1,119)	(637)	(704)	(637)
Partial withdrawals and other benefit payments	(1,332)	(1,238)	(1,237)	(1,522)	(1,371)	(1,332)	(1,371)
Net flows	(2,036)	(2,261)	(2,319)	(2,641)	(2,008)	(2,036)	(2,008)
Change in market value, interest credited, and other	3,034	9,106	(518)	7,176	(10,643)	3,034	(10,643)
Policy charges	(914)	(921)	(904)	(909)	(852)	(914)	(852)
Ending total account value	170,630	176,554	172,813	176,439	162,936	170,630	162,936
Variable Annuities Account Value by Product:
Highest Daily Suite - risk retained by Prudential (1)	117,748	120,492	116,741	118,384	108,640	117,748	108,640
Highest Daily Suite - externally reinsured living benefits	3,201	3,299	3,228	3,303	3,068	3,201	3,068
Other variable annuities (2)	49,681	52,763	52,844	54,752	51,228	49,681	51,228
Ending total account value	170,630	176,554	172,813	176,439	162,936	170,630	162,936
Fixed Annuities and other products:
Beginning total account value	5,734	5,812	5,857	5,865	5,866	5,734	5,866
Sales	105	58	37	45	24	105	24
Full surrenders and death benefits	(38)	(25)	(28)	(28)	(32)	(38)	(32)
Sales, net of full surrenders and death benefits	67	33	9	17	(8)	67	(8)
Partial withdrawals and other benefit payments	(97)	(90)	(97)	(99)	(96)	(97)	(96)
Net flows	(30)	(57)	(88)	(82)	(104)	(30)	(104)
Interest credited and other	108	102	96	84	96	108	96
Policy charges	—	—	—	(1)	—	—	—
Ending total account value, gross	5,812	5,857	5,865	5,866	5,858	5,812	5,858
Reinsurance ceded	(448)	(459)	(463)	(477)	(481)	(448)	(481)
Ending total account value, net	5,364	5,398	5,402	5,389	5,377	5,364	5,377
SALES BY DISTRIBUTION CHANNEL:
Variable and Fixed Annuities (3):
Insurance Agents	613	630	578	635	614	613	614
Wirehouses	134	131	90	113	84	134	84
Independent Marketing Organization	6	3	3	3	1	6	1
Independent Financial Planners	1,032	860	762	725	766	1,032	766
Bank Distribution	70	69	67	75	78	70	78
Total	1,855	1,693	1,500	1,551	1,543	1,855	1,543

__________
(1) Includes variable annuities with "Highest Daily" optional living benefits retained by Prudential and predecessor "Lifetime Five" feature.
(2) Includes Prudential Defined Income (PDI), Legacy Protection Plus (LPP) death benefit and products without guaranteed minimum income and withdrawal benefits.
(3) Amounts represent gross sales.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2022

U.S. BUSINESSES - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY
(in millions)

	2021				2022	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2021	2022

Account Values in General Account (1):
Beginning balance	13,843	15,450	17,102	18,300	20,062	13,843	20,062
Premiums and deposits	1,640	1,512	1,341	1,359	1,366	1,640	1,366
Full surrenders and death benefits	(107)	(94)	(93)	(101)	(106)	(107)	(106)
Premiums and deposits net of full surrenders and death benefits	1,533	1,418	1,248	1,258	1,260	1,533	1,260
Partial withdrawals and other benefit payments	(161)	(150)	(159)	(184)	(174)	(161)	(174)
Net flows	1,372	1,268	1,089	1,074	1,086	1,372	1,086
Interest credited and other	204	392	140	701	72	204	72
Net transfers (to) from separate account	31	(8)	(31)	(12)	(292)	31	(292)
Policy charges	—	—	—	(1)	—	—	—
Ending balance, gross	15,450	17,102	18,300	20,062	20,928	15,450	20,928
Reinsurance ceded	(448)	(459)	(463)	(477)	(481)	(448)	(481)
Ending balance, net	15,002	16,643	17,837	19,585	20,447	15,002	20,447
Account Values in Separate Account (1):
Beginning balance	162,437	160,992	165,309	160,378	162,243	162,437	162,243
Premiums and deposits	215	181	159	192	177	215	177
Full surrenders and death benefits	(2,385)	(2,589)	(2,480)	(2,552)	(2,082)	(2,385)	(2,082)
Premiums and deposits net of full surrenders and death benefits	(2,170)	(2,408)	(2,321)	(2,360)	(1,905)	(2,170)	(1,905)
Partial withdrawals and other benefit payments	(1,268)	(1,178)	(1,175)	(1,437)	(1,293)	(1,268)	(1,293)
Net flows	(3,438)	(3,586)	(3,496)	(3,797)	(3,198)	(3,438)	(3,198)
Change in market value, interest credited and other	2,938	8,816	(562)	6,559	(10,619)	2,938	(10,619)
Net transfers (to) from general account	(31)	8	31	12	292	(31)	292
Policy charges	(914)	(921)	(904)	(909)	(852)	(914)	(852)
Ending balance	160,992	165,309	160,378	162,243	147,866	160,992	147,866

__________
(1) Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company's general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2022

U.S. BUSINESSES - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES
(in millions)

	2021				2022
	1Q	2Q	3Q	4Q	1Q

ACCOUNT VALUE AND NET AMOUNT AT RISK (1):
Variable Annuity Account Values
Guaranteed minimum accumulation benefits	1,862	1,831	1,743	1,702	1,543
Guaranteed minimum withdrawal benefits	317	319	302	302	271
Guaranteed minimum income benefits	2,487	2,547	2,430	2,444	2,202
Guaranteed minimum withdrawal & income benefits - risk retained by Prudential	134,870	138,097	133,982	135,293	123,571
Guaranteed minimum withdrawal & income benefits - externally reinsured	3,201	3,299	3,228	3,303	3,068
Total	142,737	146,093	141,685	143,044	130,655
Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature - risk retained by Prudential	112,565	115,152	111,582	113,110	103,805
Account Values with Auto-Rebalancing Feature - externally reinsured	3,201	3,299	3,228	3,303	3,068
Account Values without Auto-Rebalancing Feature	26,971	27,642	26,875	26,631	23,782
Total	142,737	146,093	141,685	143,044	130,655
Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature - risk retained by Prudential	3,445	2,898	3,287	2,931	4,485
Net Amount at Risk without Auto-Rebalancing Feature	492	422	450	409	734
Total	3,937	3,320	3,737	3,340	5,219
__________
(1) At end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2022

U.S. BUSINESSES - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES
(in millions)

	2021				2022
	1Q	2Q	3Q	4Q	1Q

ACCOUNT VALUE AND NET AMOUNT AT RISK (1):
Variable Annuity Account Values
Return of net deposits:
Account value	131,685	134,910	130,968	132,265	120,838
Net amount at risk	220	200	203	199	311
Minimum return, anniversary contract value, or maximum contract value:
Account value	29,338	29,959	28,912	29,121	26,565
Net amount at risk	2,339	2,049	2,419	2,055	3,187
Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	115,766	118,450	114,810	116,413	106,873
Account Values without Auto-Rebalancing Feature	45,257	46,419	45,070	44,973	40,530
Total	161,023	164,869	159,880	161,386	147,403
Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	1,204	1,027	1,334	1,066	1,910
Net Amount at Risk without Auto-Rebalancing Feature	1,355	1,222	1,288	1,188	1,588
Total	2,559	2,249	2,622	2,254	3,498
__________
(1) At end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2022

U.S. BUSINESSES - STATEMENTS OF OPERATIONS - INDIVIDUAL LIFE
(in millions)

	2021				2022	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2021	2022	% change

Revenues (1):
Premiums	224	224	220	273	263	224	263	17%
Policy charges and fee income	559	507	678	602	581	559	581	4%
Net investment income	615	615	667	653	644	615	644	5%
Asset management fees, commissions and other income	237	270	274	279	269	237	269	14%
Total revenues	1,635	1,616	1,839	1,807	1,757	1,635	1,757	7%
Benefits and expenses (1):
Insurance and annuity benefits	885	707	817	845	896	885	896	1%
Interest credited to policyholders' account balances	217	211	218	225	227	217	227	5%
Interest expense	188	187	187	190	189	188	189	1%
Deferral of acquisition costs	(235)	(203)	(199)	(211)	(175)	(235)	(175)	26%
Amortization of acquisition costs	99	92	100	104	106	99	106	7%
General and administrative expenses	525	476	506	573	463	525	463	-12%
Total benefits and expenses	1,679	1,470	1,629	1,726	1,706	1,679	1,706	2%
Adjusted operating income (loss) before income taxes	(44)	146	210	81	51	(44)	51	216%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2022

U.S. BUSINESSES - INDIVIDUAL LIFE SUPPLEMENTARY INFORMATION
(in millions, or as otherwise noted)

	2021				2022	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2021	2022

ANNUALIZED NEW BUSINESS PREMIUMS (1):
Term life	31	34	26	24	24	31	24
Universal life (2)	27	34	19	22	22	27	22
Variable life	146	112	144	136	104	146	104
Total	204	180	189	182	150	204	150
ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):
Prudential Advisors	36	40	35	38	35	36	35
Third party distribution	168	140	154	144	115	168	115
Total	204	180	189	182	150	204	150
ACCOUNT VALUE ACTIVITY:
Policyholders' Account Balances (3):
Beginning balance	29,950	30,385	30,567	30,602	30,876	29,950	30,876
Premiums and deposits	755	573	1,103	691	671	755	671
Surrenders and withdrawals	(305)	(293)	(888)	(386)	(424)	(305)	(424)
Net sales	450	280	215	305	247	450	247
Benefit payments	(64)	(57)	(77)	(52)	(60)	(64)	(60)
Net flows	386	223	138	253	187	386	187
Interest credited and other	435	374	312	451	367	435	367
Net transfers from separate account	123	101	97	88	168	123	168
Policy charges	(509)	(516)	(512)	(518)	(519)	(509)	(519)
Ending balance	30,385	30,567	30,602	30,876	31,079	30,385	31,079
Separate Account Liabilities:
Beginning balance	41,428	42,836	45,502	45,555	48,133	41,428	48,133
Premiums and deposits	740	646	708	762	658	740	658
Surrenders and withdrawals	(268)	(294)	(258)	(272)	(238)	(268)	(238)
Net sales	472	352	450	490	420	472	420
Benefit payments	(152)	(136)	(140)	(150)	(146)	(152)	(146)
Net flows	320	216	310	340	274	320	274
Change in market value, interest credited and other	1,501	2,847	147	2,639	(2,699)	1,501	(2,699)
Net transfers to general account	(123)	(101)	(97)	(88)	(168)	(123)	(168)
Policy charges	(290)	(296)	(307)	(313)	(314)	(290)	(314)
Ending balance	42,836	45,502	45,555	48,133	45,226	42,836	45,226
NET FACE AMOUNT IN FORCE (in billions) (4):
Term life	239	241	241	299	299
Universal life (2)	98	97	96	99	98
Variable life	143	145	149	152	149
Total	480	483	486	550	546

__________
(1) Excludes corporate-owned life insurance.
(2) Prior period amounts have been reclassified to conform to current period presentation.
(3) Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(4) At end of period; net of reinsurance. Net Face Amount In Force excludes certain policies considered to be non-core business drivers impacting Adjusted Operating Income for Individual Life. Policies within the Closed Block division are not reported through Individual Life.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2022

U.S. BUSINESSES - STATEMENTS OF OPERATIONS - ASSURANCE IQ
(in millions)

	2021				2022	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2021	2022	% change

Revenues (1):
Premiums	—	—	—	—	—	—	—	—
Policy charges and fee income	—	—	—	—	—	—	—	—
Net investment income	—	1	—	1	—	—	—	—
Asset management fees, commissions and other income	108	112	110	226	107	108	107	-1%
Total revenues	108	113	110	227	107	108	107	-1%
Benefits and expenses (1):
Insurance and annuity benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	—	—	—	—	—	—	—	—
Interest expense	2	2	4	3	4	2	4	100%
Deferral of acquisition costs	—	—	—	—	—	—	—	—
Amortization of acquisition costs	—	—	—	—	—	—	—	—
General and administrative expenses	145	149	161	234	140	145	140	-3%
Total benefits and expenses	147	151	165	237	144	147	144	-2%
Adjusted operating loss before income taxes	(39)	(38)	(55)	(10)	(37)	(39)	(37)	5%

__________
(1) Revenues exclude changes in the fair value of contingent consideration associated with the Assurance IQ acquisition. Benefits and expenses exclude goodwill impairment and certain components of the Assurance IQ acquisition which are recognized as compensation expense over the requisite service periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2022

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES
(in millions)

	2021				2022	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2021	2022	% change

Revenues (1):
Premiums	4,411	3,547	4,021	3,682	4,234	4,411	4,234	-4%
Policy charges and fee income	101	76	86	88	92	101	92	-9%
Net investment income	1,300	1,354	1,376	1,373	1,297	1,300	1,297	—%
Asset management fees, commissions and other income	119	116	135	130	103	119	103	-13%
Total revenues	5,931	5,093	5,618	5,273	5,726	5,931	5,726	-3%
Benefits and expenses (1):
Insurance and annuity benefits	3,836	3,152	3,573	3,289	3,764	3,836	3,764	-2%
Interest credited to policyholders' account balances	209	200	195	195	191	209	191	-9%
Interest expense	1	1	1	3	3	1	3	200%
Deferral of acquisition costs	(361)	(320)	(367)	(307)	(328)	(361)	(328)	9%
Amortization of acquisition costs	317	264	291	276	305	317	305	-4%
General and administrative expenses	1,058	993	1,038	988	990	1,058	990	-6%
Total benefits and expenses	5,060	4,290	4,731	4,444	4,925	5,060	4,925	-3%
Adjusted operating income before income taxes	871	803	887	829	801	871	801	-8%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2022

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES - LIFE PLANNER
(in millions)

	2021				2022	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2021	2022	% change

Revenues (1):
Premiums	2,268	1,826	1,983	1,829	2,225	2,268	2,225	-2%
Policy charges and fee income	62	41	53	51	53	62	53	-15%
Net investment income	533	549	580	582	574	533	574	8%
Asset management fees, commissions and other income	67	67	79	73	72	67	72	7%
Total revenues	2,930	2,483	2,695	2,535	2,924	2,930	2,924	—%
Benefits and expenses (1):
Insurance and annuity benefits	1,989	1,652	1,778	1,658	1,979	1,989	1,979	-1%
Interest credited to policyholders' account balances	51	46	47	49	49	51	49	-4%
Interest expense	1	—	1	2	2	1	2	100%
Deferral of acquisition costs	(182)	(163)	(173)	(165)	(176)	(182)	(176)	3%
Amortization of acquisition costs	150	110	128	122	145	150	145	-3%
General and administrative expenses	457	431	439	441	447	457	447	-2%
Total benefits and expenses	2,466	2,076	2,220	2,107	2,446	2,466	2,446	-1%
Adjusted operating income before income taxes	464	407	475	428	478	464	478	3%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2022

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES - GIBRALTAR LIFE AND OTHER
(in millions)

	2021				2022	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2021	2022	% change

Revenues (1):
Premiums	2,143	1,721	2,038	1,853	2,009	2,143	2,009	-6%
Policy charges and fee income	39	35	33	37	39	39	39	—%
Net investment income	767	805	796	791	723	767	723	-6%
Asset management fees, commissions and other income	52	49	56	57	31	52	31	-40%
Total revenues	3,001	2,610	2,923	2,738	2,802	3,001	2,802	-7%
Benefits and expenses (1):
Insurance and annuity benefits	1,847	1,500	1,795	1,631	1,785	1,847	1,785	-3%
Interest credited to policyholders' account balances	158	154	148	146	142	158	142	-10%
Interest expense	—	1	—	1	1	—	1	—%
Deferral of acquisition costs	(179)	(157)	(194)	(142)	(152)	(179)	(152)	15%
Amortization of acquisition costs	167	154	163	154	160	167	160	-4%
General and administrative expenses	601	562	599	547	543	601	543	-10%
Total benefits and expenses	2,594	2,214	2,511	2,337	2,479	2,594	2,479	-4%
Adjusted operating income before income taxes	407	396	412	401	323	407	323	-21%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2022

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION
(in millions)

	2021				2022	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2021	2022

Actual exchange rate basis (1):
Net premiums, policy charges and fee income:
Japan, excluding Gibraltar Life	2,155	1,698	1,845	1,687	2,065	2,155	2,065
Gibraltar Life	2,182	1,756	2,071	1,890	2,048	2,182	2,048
All other countries	175	169	191	193	213	175	213
Total	4,512	3,623	4,107	3,770	4,326	4,512	4,326
Annualized new business premiums:
Japan, excluding Gibraltar Life	206	184	183	174	200	206	200
Gibraltar Life	258	261	270	211	205	258	205
All other countries	42	47	51	53	56	42	56
Total	506	492	504	438	461	506	461
Annualized new business premiums by distribution channel:
Life Planners	248	231	234	227	256	248	256
Gibraltar Life Consultants	105	137	150	93	100	105	100
Banks	118	61	71	68	52	118	52
Independent Agency	35	63	49	50	53	35	53
Total	506	492	504	438	461	506	461
Constant exchange rate basis (2):
Net premiums, policy charges and fee income:
Japan, excluding Gibraltar Life	2,175	1,742	1,896	1,763	2,184	2,175	2,184
Gibraltar Life	2,210	1,802	2,123	1,966	2,165	2,210	2,165
All other countries	191	181	201	215	225	191	225
Total	4,576	3,725	4,220	3,944	4,574	4,576	4,574
Annualized new business premiums:
Japan, excluding Gibraltar Life	207	187	186	178	208	207	208
Gibraltar Life	259	262	272	212	207	259	207
All other countries	44	49	51	58	57	44	57
Total	510	498	509	448	472	510	472
Annualized new business premiums by distribution channel:
Life Planners	251	236	237	236	265	251	265
Gibraltar Life Consultants	105	138	151	93	101	105	101
Banks	118	61	71	68	52	118	52
Independent Agency	36	63	50	51	54	36	54
Total	510	498	509	448	472	510	472

__________
(1) Translated based on applicable average exchange rates for the period shown.
(2) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 104 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2022

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2021				2022
	1Q	2Q	3Q	4Q	1Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	385	386	386	386	385
Gibraltar Life	360	359	358	357	355
All other countries	37	37	39	40	42
Total	782	782	783	783	782
Number of individual policies in force at end of period (in thousands) (3):
Japan, excluding Gibraltar Life	4,323	4,354	4,385	4,405	4,436
Gibraltar Life	6,982	6,949	6,941	6,907	6,868
All other countries	602	615	636	652	664
Total	11,907	11,918	11,962	11,964	11,968
International life insurance individual policy persistency:
Life Planner:
13 months	92.8%	92.4%	93.1%	93.1%	92.8%
25 months	87.0%	86.9%	87.0%	86.7%	85.9%
Gibraltar Life (4):
13 months	95.0%	95.2%	95.7%	95.9%	95.9%
25 months	89.8%	90.0%	89.8%	89.9%	90.1%
Number of Life Planners at end of period:
Japan	4,654	4,595	4,630	4,566	4,557
All other countries	1,506	1,476	1,508	1,458	1,499
Total Life Planners	6,160	6,071	6,138	6,024	6,056
Gibraltar Life Consultants	7,144	7,088	7,094	7,100	7,022

__________
(1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 104 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2) Net of reinsurance.
(3) Direct business only; policy count includes annuities.
(4) Reflects business sold by Life Consultants and Independent Agents.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2022

STATEMENTS OF OPERATIONS - CORPORATE AND OTHER
(in millions)

	2021				2022	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2021	2022	% change

Revenues (1):
Premiums	(8)	(6)	(9)	(13)	(8)	(8)	(8)	—%
Policy charges and fee income	(14)	(14)	(16)	(16)	(15)	(14)	(15)	-7%
Net investment income	165	141	167	191	122	165	122	-26%
Asset management fees, commissions and other income	(232)	(250)	(317)	(280)	(352)	(232)	(352)	-52%
Total revenues	(89)	(129)	(175)	(118)	(253)	(89)	(253)	-184%
Benefits and expenses (1):
Insurance and annuity benefits	(3)	(10)	1	(12)	(7)	(3)	(7)	-133%
Interest credited to policyholders' account balances	33	34	34	34	34	33	34	3%
Interest expense	169	164	160	152	153	169	153	-9%
Deferral of acquisition costs	13	17	16	10	6	13	6	-54%
Amortization of acquisition costs	(12)	(14)	(15)	(14)	(12)	(12)	(12)	—%
General and administrative expenses	33	16	89	201	(61)	33	(61)	-285%
Total benefits and expenses	233	207	285	371	113	233	113	-52%
Adjusted operating loss before income taxes	(322)	(336)	(460)	(489)	(366)	(322)	(366)	-14%
Adjusted operating income (loss) before income taxes comprised as follows:
Investment income	36	36	40	63	27	36	27	-25%
Interest expense on debt	(208)	(211)	(209)	(199)	(198)	(208)	(198)	5%
Long-term and deferred compensation expense	(36)	(28)	(8)	(10)	(46)	(36)	(46)	-28%
Other (2)	(114)	(133)	(283)	(343)	(149)	(114)	(149)	-31%
Adjusted operating loss before income taxes	(322)	(336)	(460)	(489)	(366)	(322)	(366)	-14%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Revenues and Benefits and expenses include consolidating adjustments.
(2) Includes pension and employee benefits and other corporate activities, including consolidating adjustments.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2022
INVESTMENT PORTFOLIO COMPOSITION
(in millions)
	March 31, 2022						December 31, 2021
		Closed	PFI Excluding					Closed	PFI Excluding
	Total	Block	Closed Block Division				Total	Block	Closed Block Division
	Portfolio	Division	Amount	% of Total			Portfolio	Division	Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	280,515	25,843	254,672	63.8%			305,035	28,167	276,868	65.0%
Public, held-to-maturity, at amortized cost, net of allowance (1)	1,340	—	1,340	0.3%			1,413	—	1,413	0.3%
Private, available-for-sale, at fair value	63,983	9,637	54,346	13.6%			66,897	10,237	56,660	13.3%
Private, held-to-maturity, at amortized cost, net of allowance (1)	92	—	92	0.1%			101	—	101	0.1%
Fixed maturities, trading, at fair value	7,540	1,012	6,528	1.6%			8,610	1,137	7,473	1.8%
Assets supporting experience-rated contractholder liabilities, at fair value	3,184	—	3,184	0.8%			3,358	—	3,358	0.8%
Equity securities, at fair value	6,741	2,173	4,568	1.1%			7,875	2,288	5,587	1.3%
Commercial mortgage and other loans, at book value, net of allowance	59,047	8,147	50,900	12.8%			57,387	8,241	49,146	11.6%
Policy loans, at outstanding balance	10,207	3,736	6,471	1.6%			10,386	3,815	6,571	1.5%
Other invested assets, net of allowance (2)	17,083	4,423	12,660	3.2%			16,843	4,358	12,485	2.9%
Short-term investments, net of allowance	4,563	293	4,270	1.1%			6,600	557	6,043	1.4%
Subtotal (3)	454,295	55,264	399,031	100.0%			484,505	58,800	425,705	100.0%
Invested assets of other entities and operations (4)	6,042	—	6,042				7,694	—	7,694
Total investments	460,337	55,264	405,073				492,199	58,800	433,399

Fixed Maturities by Credit Quality (3)(5):	March 31, 2022						December 31, 2021
	PFI Excluding Closed Block Division						PFI Excluding Closed Block Division
		Gross	Gross					Gross	Gross
	Amortized	Unrealized	Unrealized	Allowance for	Fair		Amortized	Unrealized	Unrealized	Allowance for	Fair
	Cost	Gains	Losses	Credit Losses	Value	% of Total	Cost	Gains	Losses	Credit Losses	Value	% of Total
Public Fixed Maturities:
NAIC Rating (6)
1	191,939	16,262	3,695	—	204,506	80.3%	195,493	27,963	595	—	222,861	80.5%
2	39,379	2,200	1,383	—	40,196	15.8%	38,830	5,254	148	—	43,936	15.9%
Subtotal - High or Highest Quality Securities	231,318	18,462	5,078	—	244,702	96.1%	234,323	33,217	743	—	266,797	96.4%
3	6,684	202	356	—	6,530	2.6%	6,313	429	196	—	6,546	2.4%
4	2,763	61	153	—	2,671	1.0%	2,642	88	66	1	2,663	0.9%
5	600	30	42	14	574	0.2%	620	45	14	3	648	0.2%
6	229	9	26	17	195	0.1%	249	14	19	30	214	0.1%
Subtotal - Other Securities	10,276	302	577	31	9,970	3.9%	9,824	576	295	34	10,071	3.6%
Total	241,594	18,764	5,655	31	254,672	100.0%	244,147	33,793	1,038	34	276,868	100.0%

Private Fixed Maturities:
NAIC Rating (6)
1	13,056	284	526	—	12,814	23.6%	12,433	941	71	—	13,303	23.5%
2	32,968	770	1,252	—	32,486	59.7%	31,607	2,029	260	—	33,376	58.9%
Subtotal - High or Highest Quality Securities	46,024	1,054	1,778	—	45,300	83.3%	44,040	2,970	331	—	46,679	82.4%
3	6,088	103	210	—	5,981	11.0%	5,966	287	39	—	6,214	11.0%
4	2,049	81	69	11	2,050	3.8%	2,833	106	74	8	2,857	5.0%
5	914	17	40	26	865	1.6%	769	23	33	24	735	1.3%
6	202	16	—	68	150	0.3%	185	19	1	28	175	0.3%
Subtotal - Other Securities	9,253	217	319	105	9,046	16.7%	9,753	435	147	60	9,981	17.6%
Total	55,277	1,271	2,097	105	54,346	100.0%	53,793	3,405	478	60	56,660	100.0%
_____________
(1) On an amortized cost basis, net of allowance, as of March 31, 2022, includes $1,255 million (fair value, $1,486 million) and $92 million (fair value, $99 million) of public and private fixed maturities, respectively, classified as “1” highest quality and $85 million (fair value, $94 million) and $0 million (fair value, $0 million) of public and private fixed maturities, respectively, classified as “2” high quality securities based on the NAIC designations. On an amortized cost basis, net of allowance, as of December 31, 2021, includes $1,324 million (fair value, $1,594 million) and $101 million (fair value, $110 million) of public and private fixed maturities, respectively, classified as “1” highest quality and $89 million (fair value, $99 million) and $0 million (fair value, $0 million) of public and private fixed maturities, respectively, classified as “2” high quality securities based on the NAIC designations.
(2) Other invested assets consist of investments in limited partnerships and limited liability companies (“LPs/LLCs”), investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.
(3) Excludes (i) assets of our investment management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as "Separate account assets" on our balance sheet. Also excludes assets "held-for-sale" of $36,701 million and $40,669 million as of March 31, 2022 and December 31, 2021, respectively.
(4) Includes invested assets of our investment management and derivative operations. Excludes assets of our investment management operations that are managed for third parties and those assets classified as “Separate account assets” on our balance sheet.
(5) Excludes fixed maturity securities classified as trading.
(6) Reflects equivalent ratings for investments of the international operations. Includes, as of March 31, 2022 and December 31, 2021, 698 securities with amortized cost of $5,798 million (fair value, $5,457 million) and 617 securities with amortized cost of $4,547 million (fair value, $4,596 million), respectively, that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2022

INVESTMENT PORTFOLIO COMPOSITION - JAPANESE INSURANCE OPERATIONS AND EXCLUDING JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	March 31, 2022		December 31, 2021
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	135,391	71.2%	146,600	72.2%
Public, held-to-maturity, at amortized cost, net of allowance	1,340	0.7%	1,413	0.7%
Private, available-for-sale, at fair value	19,977	10.5%	21,079	10.4%
Private, held-to-maturity, at amortized cost, net of allowance	92	0.1%	101	0.1%
Fixed maturities, trading, at fair value	760	0.4%	839	0.4%
Assets supporting experience-rated contractholder liabilities, at fair value	3,184	1.7%	3,328	1.6%
Equity securities, at fair value	2,033	1.1%	2,187	1.1%
Commercial mortgage and other loans, at book value, net of allowance	19,754	10.4%	19,969	9.8%
Policy loans, at outstanding balance	2,654	1.4%	2,726	1.3%
Other invested assets (3)	4,471	2.4%	4,203	2.1%
Short-term investments, net of allowance	194	0.1%	692	0.3%
Total	189,850	100.0%	203,137	100.0%

	March 31, 2022		December 31, 2021
	Amount	% of Total	Amount	% of Total
Excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	119,281	57.1%	130,268	58.5%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	34,369	16.4%	35,581	16.0%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Fixed maturities, trading, at fair value	5,768	2.8%	6,634	3.0%
Assets supporting experience-rated contractholder liabilities, at fair value	—	0.0%	30	0.0%
Equity securities, at fair value	2,535	1.2%	3,400	1.6%
Commercial mortgage and other loans, at book value, net of allowance	31,146	14.9%	29,177	13.1%
Policy loans, at outstanding balance	3,817	1.8%	3,845	1.7%
Other invested assets, net of allowance (3)	8,189	3.9%	8,282	3.7%
Short-term investments, net of allowance	4,076	1.9%	5,351	2.4%
Total (4)	209,181	100.0%	222,568	100.0%
__________
(1) Excludes Closed Block division.
(2) Excludes assets classified as "Separate account assets" on our balance sheet.
(3) Other invested assets consist of investments in LPs/LLCs, investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.
(4) Excludes assets "held-for-sale" of $36,701 million and $40,669 million as of March 31, 2022 and December 31, 2021, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2022

INVESTMENT RESULTS (1)
(in millions)

	Three Months Ended March 31
	2022			2021
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (5)	Amount		Yield (5)	Amount
General Account (2)
Fixed maturities (3)	3.61%	2,748	(355)	3.63%	2,756	1,061
Equity securities	1.07%	14	—	0.84%	11	—
Commercial mortgage and other loans	3.65%	460	1	3.84%	477	9
Policy loans	4.42%	72	—	4.87%	86	—
Short-term investments and cash equivalents	0.58%	18	(3)	0.30%	9	—
Gross investment income before investment expenses	3.50%	3,312	(357)	3.54%	3,339	1,070
Investment expenses	-0.15%	(131)	—	-0.14%	(126)	—
Subtotal	3.35%	3,181	(357)	3.40%	3,213	1,070
Other investments (3)		453	(128)		349	896
Investment results of other entities and operations (4)		170	69		234	41
Less: investment income related to adjusted operating income reconciling items		(391)			(409)
Total		3,413	(416)		3,387	2,007
__________
(1) Excludes Closed Block division.
(2) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties and assets classified as "Separate account assets" on our balance sheet.
(3) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.
(4) Includes invested income of commercial loans, assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment management operations.
(5) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. The denominator in the yield percentage includes assets "held-for-sale" as of March 31, 2022 and December 31, 2021. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2022

INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS
(in millions)

	Three Months Ended March 31
	2022			2021
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities (2)	2.67%	966	(40)	2.67%	969	(57)
Equity securities	0.81%	4	—	0.80%	4	—
Commercial mortgage and other loans	3.61%	178	2	3.73%	186	4
Policy loans	3.95%	26	—	4.76%	35	—
Short-term investments and cash equivalents	2.11%	3	—	0.34%	1	—
Gross investment income before investment expenses	2.77%	1,177	(38)	2.79%	1,195	(53)
Investment expenses	-0.14%	(60)	—	-0.13%	(56)	—
Subtotal	2.63%	1,117	(38)	2.66%	1,139	(53)
Other investments (2)		74	(723)		93	(932)
Total		1,191	(761)		1,232	(985)
__________
(1) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.
(2) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2022

INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	Three Months Ended March 31
	2022			2021
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (4)	Amount		Yield (4)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities (3)	4.47%	1,782	(315)	4.51%	1,787	1,118
Equity securities	1.23%	10	—	0.87%	7	—
Commercial mortgage and other loans	3.67%	282	(1)	3.92%	291	5
Policy loans	4.76%	46	—	4.95%	51	—
Short-term investments and cash equivalents	0.51%	15	(3)	0.30%	8	—
Gross investment income before investment expenses	4.09%	2,135	(319)	4.15%	2,144	1,123
Investment expenses	-0.16%	(71)	—	-0.16%	(70)	—
Subtotal	3.93%	2,064	(319)	3.99%	2,074	1,123
Other investments (3)		379	595		256	1,828
Total		2,443	276		2,330	2,951
__________
(1) Excludes Closed Block division.
(2) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties and assets classified as "Separate account assets" on our balance sheet.
(3) Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.
(4) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. The denominator in the yield percentage includes assets "held-for-sale" as of March 31, 2022 and December 31, 2021. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2022

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended March 31, 2022								Three Months Ended March 31, 2021
		Reconciling Items								Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	7,300	—	—	409	243	—	—	7,952	6,887	—	—	431	225	—	—	7,543
Policy charges and fee income	1,454	(78)	23	—	60	—	—	1,459	1,492	(76)	6	—	68	—	—	1,490
Net investment income	3,413	(10)	—	554	401	—	—	4,358	3,387	(12)	—	586	421	—	—	4,382
Realized investment gains (losses), net	146	(528)	53	100	(87)	—	—	(316)	169	1,851	95	72	(108)	—	—	2,079
Asset management fees, commissions and other income	1,344	(523)	—	(98)	(951)	(10)	—	(238)	1,821	(367)	—	276	(244)	(28)	—	1,458
Total revenues	13,657	(1,139)	76	965	(334)	(10)	—	13,215	13,756	1,396	101	1,365	362	(28)	—	16,952
Benefits and expenses:
Insurance and annuity benefits	8,035	(41)	(41)	838	312	—	—	9,103	7,530	(178)	(138)	1,215	285	—	—	8,714
Interest credited to policyholders' account balances	655	47	31	30	(594)	—	—	169	684	274	(13)	31	(208)	—	—	768
Interest expense	364	—	—	—	1	—	—	365	375	—	—	—	2	—	—	377
Deferral of acquisition costs	(581)	—	—	—	—	—	—	(581)	(691)	—	—	—	(1)	—	—	(692)
Amortization of acquisition costs	535	213	91	5	3	—	—	847	542	240	(49)	6	2	—	—	741
General and administrative expenses	3,083	2	1	69	243	12	17	3,427	3,273	5	(3)	79	237	26	13	3,630
Total benefits and expenses	12,091	221	82	942	(35)	12	17	13,330	11,713	341	(203)	1,331	317	26	13	13,538

__________
(1) See page 38 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of the associated contingent consideration, and goodwill impairments.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2022

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended June 30, 2021								Three Months Ended September 30, 2021
		Reconciling Items								Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	6,086	—	—	463	230	—	—	6,779	12,651	—	—	419	123	—	—	13,193
Policy charges and fee income	1,393	(43)	(16)	—	66	—	—	1,400	1,589	(59)	(19)	—	59	—	—	1,570
Net investment income	3,490	(6)	—	629	439	—	—	4,552	3,666	(8)	—	650	409	—	—	4,717
Realized investment gains (losses), net	101	20	129	265	120	—	—	635	122	113	(37)	168	66	—	—	432
Asset management fees, commissions and other income	1,548	406	—	256	362	(21)	—	2,551	1,635	73	—	84	(40)	(23)	—	1,729
Total revenues	12,618	377	113	1,613	1,217	(21)	—	15,917	19,663	119	(56)	1,321	617	(23)	—	21,641
Benefits and expenses:
Insurance and annuity benefits	6,692	34	(30)	1,466	286	—	—	8,448	13,520	(9)	110	1,184	198	—	—	15,003
Interest credited to policyholders' account balances	667	33	(17)	31	360	—	—	1,074	665	68	7	31	146	—	—	917
Interest expense	370	—	—	—	1	—	—	371	367	—	—	—	1	—	—	368
Deferral of acquisition costs	(608)	—	—	—	(1)	—	—	(609)	(646)	—	—	—	(2)	—	—	(648)
Amortization of acquisition costs	503	(54)	(61)	5	(1)	—	—	392	525	(27)	25	4	2	—	—	529
General and administrative expenses	3,165	6	(4)	80	233	(25)	13	3,468	3,388	(11)	1	75	224	(20)	9	3,666
Total benefits and expenses	10,789	19	(112)	1,582	878	(25)	13	13,144	17,819	21	143	1,294	569	(20)	9	19,835

	Three Months Ended December 31, 2021
		Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	6,723	—	—	476	113	—	—	7,312
Policy charges and fee income	1,512	(70)	(16)	—	58	—	—	1,484
Net investment income	3,617	(14)	—	635	398	—	—	4,636
Realized investment gains (losses), net	185	98	193	302	100	—	—	878
Asset management fees, commissions and other income	1,707	159	—	235	38	(25)	—	2,114
Total revenues	13,744	173	177	1,648	707	(25)	—	16,424
Benefits and expenses:
Insurance and annuity benefits	7,626	(12)	(142)	1,486	209	—	—	9,167
Interest credited to policyholders' account balances	667	75	(22)	31	(28)	—	—	723
Interest expense	362	—	—	—	—	—	—	362
Deferral of acquisition costs	(599)	—	—	—	—	—	—	(599)
Amortization of acquisition costs	510	(6)	(78)	6	3	—	—	435
Goodwill impairment	—	—	—	—	—	—	1,060	1,060
General and administrative expenses	3,593	—	(1)	77	239	(37)	17	3,888
Total benefits and expenses	12,159	57	(243)	1,600	423	(37)	1,077	15,036
__________
(1) See page 38 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including a goodwill impairment that resulted in a charge of $837 million after-tax, $1,060 million pre-tax, in fourth quarter of 2021 related to Assurance IQ. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of the associated contingent consideration.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2022

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:
Adjusted operating income is a non-GAAP measure used by the Company to evaluate segment performance and to allocate resources. Adjusted operating income excludes “Realized investment gains (losses), net,” as adjusted, and related charges and adjustments. A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as our tax and capital profile.

Realized investment gains (losses) within certain businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income generally excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of an asset-liability management program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are designated as trading. Adjusted operating income also excludes investment gains and losses on assets supporting experience-rated contractholder liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. Additionally, adjusted operating income excludes the changes in fair value of equity securities that are recorded in net income.

Adjusted Operating Income excludes market experience updates, reflecting the immediate impacts in current period results from changes in current market conditions on estimates of profitability, which we believe enhances the understanding of underlying performance trends. Adjusted operating income also excludes the results of Divested and Run-off Businesses, which are not relevant to our ongoing operations and discontinued operations and earnings attributable to noncontrolling interests, each of which is presented as a separate component of net income under GAAP. Additionally, adjusted operating income excludes other items, such as certain components of the consideration for acquisitions, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of contingent consideration, and goodwill impairments. Earnings attributable to noncontrolling interests is presented as a separate component of net income under GAAP and excluded from adjusted operating income.

Adjusted operating income does not equate to "Net income" as determined in accordance with U.S. GAAP. Adjusted operating income is not a substitute for income determined in accordance with U.S. GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability of our businesses. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of the items described above.

2. After-tax adjusted operating income:
Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes. The tax effect associated with pre-tax adjusted operating income is based on applicable IRS and foreign tax regulations inclusive of pertinent adjustments.

3. Annualized New Business Premiums:
Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers' Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company's domestic individual life and international operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Gibraltar Life Consultants include production by captive agents associated with consolidated joint venture of Gibraltar Life and Other operations.

4. Assets Under Administration:
Fair market value of assets in client accounts and mortgage servicing assets, which are reported on an unpaid principal balance basis, that are not included in Assets Under Management. Prudential does not receive a management fee on these assets, but may receive a fee for executing trades, custody or record keeping services, or servicing the mortgage loans. In addition, fair market value of assets for which Prudential provides non-discretionary investment advice and receives a fee.

5. Assets Under Management:
Fair market value of assets directly managed by Prudential or joint ventures of which Prudential has at least 50% ownership, and assets invested in investment options included in the Company’s products that are managed by third party sub-advised managers at the discretion of Prudential. This includes externally managed modified coinsurance for both Hartford and Allstate. It also includes the fair value of derivatives used in various portfolio management strategies related to the portfolio’s invested assets, regardless of the hedge accounting designation, but excludes direct hedges of product liabilities and expenses.

6. Book value per share of Common Stock:
Equity attributed to Prudential Financial, Inc. divided by the number of common shares outstanding at end of period, on a diluted basis. Book value per share excluding Accumulated Other Comprehensive Income (Loss) (“AOCI”) and adjusted to remove amount included for remeasurement of foreign currency exchange rate is a non-GAAP measure. These items are excluded in order to highlight the book value attributable to our core business operations. This non-GAAP measure augments the understanding of our financial position by providing a measure of net worth that is primarily attributable to our business operations, separate from the portion that is affected by capital and currency market conditions, and by isolating the accounting impact associated with insurance liabilities that are generally not marked to market along with the supporting investments that are marked to market through AOCI under GAAP. However, book value per share excluding AOCI and adjusted to remove the amount included for foreign currency exchange rate remeasurement is not a substitute for book value per share including AOCI determined in accordance with GAAP, and the adjustments made to derive the measure are important to an understanding of our overall financial position.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2022

KEY DEFINITIONS AND FORMULAS

7. Borrowings - Capital Debt:
Debt utilized to meet the capital requirements of our business.

8. Borrowings - Operating Debt:
Debt utilized for business funding to meet specific purposes, which may include activities associated with our PGIM and Assurance IQ businesses. Operating debt also consists of debt issued to finance specific portfolios of investment assets, the proceeds from which will service the debt. Specifically, this includes assets supporting reserve requirements under Regulation XXX and Guideline AXXX, as well as funding for institutional and insurance company portfolio cash flow timing differences.

9. Divested and Run-off Businesses:
Businesses that have been or will be sold or exited, including businesses that have been placed in wind down status that do not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

10. Earned Premiums:
The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

11. General Account:
Includes assets of the insurance companies for which the Company bears the investment risk. These generally include assets supporting "Future Policy Benefits" and "Policyholders' Account Balances". General account assets also include assets of the parent company, Prudential Financial, Inc. and excludes assets recognized for statutory purposes that are specifically allocated to a separate account.

12. Gibraltar Life:
Includes results from consolidated joint venture operation of Gibraltar Life and Other operations.

13. Gibraltar Life Consultants:
Captive insurance agents for Gibraltar Life.

14. Group Insurance Benefits Ratios:
Ratio of policyholder benefits to earned premiums, policy charges and fee income.

15. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:
Ratio of administrative operating expenses (excluding commissions) to gross premiums, and net policy charges and fee income.

16. Individual Annuity Account Values in General Account and Separate Account:
Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

17. Individual Annuities - Net Amounts at Risk:
Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

18. Insurance and Annuity Benefits:
Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

19. International Life Planners:
Captive insurance Advisors in our Life Planner operations.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2022

KEY DEFINITIONS AND FORMULAS

20. Non-recourse and Limited-recourse Debt:
Limited and non-recourse borrowing is where the debt holder is only entitled to collect against the assets pledged to the debt as collateral or has very limited rights to collect against other assets.

21. Other Related Revenues:
Other related revenues include incentive fees, transaction fees, seed and co-investment results, and commercial mortgage revenues.

22. PGIM Asset Under Management Classifications:
Public Equity - Represents stock ownership interest in a corporation or partnership (excluding hedge funds) or real estate investment trust.

Public Fixed Income - Represents debt instruments that pay fixed interest and usually have a maturity (excluding mortgages).

Real Estate - Includes direct real estate equity and real estate mortgages.

Private Credit and Other Alternatives - Includes private credit, private equity, hedge funds and other alternative strategies.

Multi-Asset - Includes funds or products that invest in more than one asset class, balancing equity and fixed income funds and target date funds.

23. Policy Persistency - Group Insurance:
Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers' Group Life Insurance and Prudential Employee Benefit Plan).

24. Policy Persistency - International Businesses:
13 month persistency represents the average percentage of face amount of policies that are still in force at their 13th policy month. 25 month persistency represents the average percentage of face amount of policies that are still in force at their 25th policy month.

25. Prudential Advisors:
Captive financial professionals in our insurance operations in the United States.

26. Prudential Advisor Productivity:
Commissions on new sales of all products by Prudential Advisors financial professionals under contract for the entire period, divided by the number of those financial professionals. Excludes commissions on new sales by financial professionals hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

27. Prudential Financial, Inc. Equity:
Amount of capital assigned to each of the Company's segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment's risks. Represents all of Prudential Financial, Inc. equity that is not attributable to noncontrolling interests.

28. Separate Accounts:
Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

29. Wrap-Fee Products:
Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2022

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS
as of May 3, 2022
		Standard &		Fitch
	A.M. Best*	Poor's	Moody's*	Ratings*
The Prudential Insurance Company of America	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR	AA-
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	A+	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A+	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	A+	NR	NR
CREDIT RATINGS:
as of May 3, 2022

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt	a-	A	A3	A-
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa1	BBB

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	A2	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA-	A1	A+

PRICOA Global Funding I:
Long-Term Senior Debt	aa-	AA-	Aa3	AA-

* NR indicates not rated.

INVESTOR INFORMATION:

Corporate Office:
Prudential Financial, Inc.
751 Broad Street
Newark, New Jersey 07102

Common Stock:
Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.

For more information, please visit our website at investor.prudential.com.